March 1, 2006

                                CONVERTIBLE NOTE

         THIS NOTE AND THE COMMON STOCK INTO WHICH IT IS CONVERTIBLE (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THEY ARE REGISTERED UNDER THE ACT AND UNDER THE LAWS OF THE STATES WHERE EACH SALE IS MADE, OR AN EXEMPTION FROM REGISTRATION REQUIREMENTS IS AVAILABLE IN THE OPINION OF COUNSEL SATISFACTORY TO THE BORROWER.

         FOR VALUE RECEIVED, DCI USA, INC., a Delaware corporation with an address at 8 Bond Street, Great Neck, New York (hereinafter called "Borrower"), hereby promises to pay to JONATHAN ILAN OFIR or assigns (the "Holder"), with an address at c/o Adv. Doron Elkayam of 52 Menachem Begin Street, Tel-Aviv, Israel 67137, the aggregate principal amount of the Loan (as defined below) which is outstanding from time to time and evidenced hereby plus interest thereon as set forth below.

         Until the earlier of the second anniversary of the date of this Note or the date on which this Note is converted into shares, upon at least two (2) business days' prior written notice to the Holder, the Borrower may borrow from the Holder, from time to time, any amount in increments of $1,000 and the Holder shall advance to the Borrower such amount that is so requested by the Borrower; provided, however, that the aggregate principal amount outstanding under this Note shall not exceed THREE HUNDRED THOUSAND ($300,000) DOLLARS at any given time and the Holder shall not be obligated to make any advances if an Event of Default has occurred and is continuing. The principal amount borrowed and outstanding under this Note is sometimes referred to herein as the "Loan".

         Interest shall accrue on the outstanding principal amount of this Note at the rate of eight (8%) percent per annum, beginning on the date of this Note until this Note is paid in full. The principal amount of this Note and all accrued and unpaid interest shall be due and payable on the second anniversary of the date of this Note (the "Maturity Date"). Upon the occurrence and during the continuance of any Event of Default (as defined below), the amounts then due and payable under this Note (including the entire principal and accrued interest if such payments are accelerated at the election of the Holder) shall bear interest equal to the lesser of (a) the maximum amount permitted to be charged under applicable law or (b) twenty-one (21%) percent per annum from the due date thereof until paid in full or such Event of Default has been cured or waived (the "Default Interest Rate").

         The following additional terms shall apply to this Note:

                                   ARTICLE I

                                    GENERAL

         1.1 Conversion Privileges. The Conversion Privileges set forth in
Article II shall remain in full force and effect from the date hereof until the principal amount of this Note and all interest accrued hereon are paid in full.

         1.2 Payment Records. The amount, date and unpaid balance of the Loan shall be as evidenced by the applicable books and records of the Holder, which shall be conclusive evidence thereof in the absence of manifest error. The Holder is hereby authorized to endorse such particulars of the Loan on the grid attached hereto.

         1.3 Payment on Non-Business Day. If this Note, or any payment hereunder, falls due on a Saturday, Sunday or a New York public holiday, this Note shall fall due or such payment shall be made on the next succeeding business day and such additional time shall be included in the computation of any interest payable hereunder.

         1.4 Cost of Collection. If any payment due hereunder is not paid when due, the Borrower agrees to pay all costs of collection, including attorney's fees, all of which shall be added to the amount due hereunder, such charges to bear interest at the Default Interest Rate. In addition, if this Note is referred by Holder to any attorney for collection, the Borrower shall pay all attorney fees incurred by Holder therefor.

         1.5 Prepayment. The Borrower may prepay all or part of this Note without penalty provided that Borrower gives the Holder at least five (5) business days' advance written notice prior to the date of such prepayment and gives the Holder the opportunity to convert this Note into shares of common stock during such five-day period.

                                   ARTICLE II

                                CONVERSION RIGHTS

         The Holder shall have the right to convert the principal amount due under this Note and all unpaid interest accrued hereon, into shares of common stock ("Common Stock") of Borrower, as set forth below.

         2.1 Conversion.

         (a) At the option of the Holder, the principal amount of this Note plus all accrued and unpaid interest hereon (the "Outstanding Balance"), or any part of the Outstanding Balance, shall be converted into shares of Common Stock at the conversion price of $.05 (five cents) per share (the "Conversion Price"). The number of shares (the "Conversion Shares") to be issued to the Holder upon conversion of this Note shall be equal to the portion of the Outstanding Balance which is converted divided by the Conversion Price.

         2.2 Provisions Applicable to All Conversions.

         (a) All shares issued upon conversion of this Note shall be validly issued, fully paid and nonassessable. Upon the surrender of this Note, the Borrower's securities to be issued upon each conversion of this Note shall be delivered to the Holder not later than five (5) business days after Holder has delivered its request for conversion. Upon request by the Holder from time to time, the Borrower shall promptly deliver to Holder a certificate of Borrower's executive officer setting forth the Borrower's total authorized and outstanding Common Stock and other capital stock and all securities convertible into such Common Stock or capital stock, in any event with a level of detail satisfactory to the Holder.

         (b)

             A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other entity, this Note shall thereafter evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section 2.2(b) shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

             B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note shall thereafter evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

             C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the applicable conversion price shall be proportionately reduced in the case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

         2.3 Method of Conversion. If the Holder converts the entire amount of this Note, the Holder shall surrender this Note at the principal office of the Borrower. Upon partial exercise hereof, the grid attached hereto will be revised to reflect the appropriate reduction in the outstanding amount of the Loan.

                                  ARTICLE III

                               EVENTS OF DEFAULT

         The occurrence of any of the following events of default (each an "Event of Default") shall, at the option of the Holder, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable:

         3.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal of this Note or interest hereon when due.

         3.2 Breach of Covenant. The Borrower breaches any material covenant or other material term or condition of this Note.

         3.3 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any Note or certificate given in writing pursuant hereto or in connection herewith shall be false or misleading in any material respect.

         3.4 Receiver or Trustee. The Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for its or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

         3.5 Judgments. Any money judgment, writ or similar process shall be entered or filed against Borrower or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of thirty (30) days.

         3.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower.

                                   ARTICLE IV

                           REPRESENTATIONS OF BORROWER

         Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Holder that:

         4.1 Organization, Good Standing and Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite organizational power and authority to carry on its business.

         4.2 Capitalization. The outstanding capital stock of the Borrower, and its outstanding options, warrants and other rights to acquire shares of the Borrower's capital stock, are as set forth in the Borrower's public filings with the Securities and Exchange Commission ("Public Filings").

         4.3 Authorization. All organizational action on the part of the Borrower, its officers and directors necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Borrower hereunder and the authorization, issuance and delivery of the securities issuable upon conversion of this Note ("Conversion Shares") has been taken and the Note constitutes valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

         4.4 Valid Issuance of Securities. The Conversion Shares, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws. The Conversion Shares will be issued in compliance with all applicable federal and state securities laws. The Conversion Shares have been duly and validly reserved for issuance.

         4.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Borrower is required in connection with the consummation of the transactions contemplated by this Note.

         4.6 Litigation. Except as may be disclosed in the Public Filings, there is no action, suit or proceeding pending or, to the Borrower's knowledge, currently threatened against the Borrower that questions the validity of this Note or the right of the Borrower to enter into it, or to consummate the transactions contemplated hereby. Except as may be disclosed in the Public Filings, the Borrower is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Borrower, financially or otherwise, or any change in the current equity ownership of the Borrower. Except as may be disclosed in the Public Filings, there is no action, suit or proceeding by the Borrower or any of its subsidiaries currently pending or which the Borrower or any of its subsidiaries intends to initiate.

         4.7 Compliance with Other Instruments. The Borrower is not in violation or default of any provisions of its Certificate of Incorporation or By-laws or, except as may be disclosed in the Public Filings, of any material instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any provision of federal or state statute, rule or regulation applicable to the Borrower. The execution, delivery and performance of this Note and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Borrower.

                                   ARTICLE V

                                 MISCELLANEOUS

         5.1 Failure or Indulgency Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         5.2 Notices. All notices or other communications given or made hereunder shall be in writing and shall be deemed delivered the day telecopied (with copy mailed by overnight courier) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section 5.2: (i) if to the Borrower, to Michael Gibbs at the address of Borrower set forth above, fax number: ______________; and (ii) if to the Holder, to the address of Holder set forth above, fax number: ______________.

         5.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

         5.4 Assignability. The Holder may assign the rights and obligations under this Note to a third party upon written notice to the Borrower. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

         5.5 Governing Law. This Note has been executed in and shall be governed by the internal laws of the State of New York, without regard to the principles of conflict of laws. Borrower consents to the jurisdiction of the courts sitting in New York, New York in connection with any and all actions arising under this Note.


         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer on this 1st day of March, 2006.

                                      DCI USA, INC.


                                      By: /s/Jonathan Ilan  Ofir
                                          --------------------------------------
                                      Name: Jonathan Ilan Ofir
                                      Title:  Chief Executive Officer





AGREED:


 /s/ Jonathan Ilan Ofir
------------------------
JONATHAN ILAN OFIR

                            GRID for CONVERTIBLE NOTE
                              MADE BY DCI USA, INC.
                              _______________, 2006

------------------------------------------------------------------------------------------------------------------------------------
      Date        Amount of Loan Advanced     Amount of Payment or           Interest             Initials         Unpaid Balance
                                                  Other Credit                                 Holder/Borrower
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------